SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2005

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                         0-26483                 94-3236309
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                              Identification Number)
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            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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         (Former name or former address, if changed since last report.)

                              -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

      On  April  29,  2005,  VaxGen,  Inc.  (the  "Company")  and  EndoBiologics
International   Corporation   ("EndoBiologics")  entered  into  a  Collaboration
Agreement (the "Agreement").  The Agreement provides for a cooperative  research relationship between  EndoBiologics and the Company.  Pursuant to the Agreement,
EndoBiologics  will provide  and/or  prepare  appropriate  conjugates  using its proprietary  technology and know-how as part of a proof-of-concept study and the
Company will  evaluate  such  conjugates  for  biological  activity as a vaccine against Neisseria meningitidis serogroup B. The Agreement also provides that the
Company will have the exclusive option of obtaining the exclusive license rights to the  EndoBiologics  technology and  intellectual  property for use in making, developing and commercializing  oligosaccharide and polysaccharide compounds and conjugates  for  commercial  use  as  vaccines  against  Neisseria  meningitidis serogroup B, including conducting  appropriate clinical research and experiments on such conjugates with the intention of identifying and selecting  vaccines for further development and commercialization. Pursuant to the Agreement the Company will make certain payments EndoBiologics for the proof-of-concept  study, and at the Company's option, shall make further payments to continue the collaboration, including payments based upon the completion of certain milestones.

                             SECTION 8--OTHER EVENTS

Item 8.01.  Other Events.

      On May 4, 2005, VaxGen, Inc. issued a press release entitled, "VaxGen and
EndoBiologics Form Collaboration to Pursue Early Stage Research for Meningitis B
Vaccine".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.                Description
-----------                -----------

99.1     Press release dated May 4, 2005, entitled, "VaxGen and EndoBiologics
         Form Collaboration to Pursue Early Stage Research for Meningitis B
         Vaccine".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)

Dated: May 5, 2005                By:    /s/ James M. Cunha
                                         --------------------------------------
                                             James M. Cunha
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1     Press release dated May 4, 2005 entitled, "VaxGen and EndoBiologics
         Form Collaboration to Pursue Early Stage Research for Meningitis
         B Vaccine".